        United States

                          Securities and Exchange Commission

                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management

                                 Investment Companies

                     Investment Company Act File Number 811-07360

                                    Monetta Trust

                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road

                                     Suite 100

                                Wheaton, IL 60187-8133

                       (address of principal executive offices)

                                   Arthur Don Esq.

                                 Seyfarth Shaw LLP

                           131 S. Dearborn Street, Suite 2400

                                 Chicago, IL 60603

                       (name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,

and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget

("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary , Securities and Exchange Commission, 450 Fifth

Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Semi-Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to

Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family

of Mutual Funds

No-Load

Monetta Fund

Monetta Trust

Young Investor Fund

Mid-Cap Equity Fund

Balanced Fund

Intermediate Bond Fund

Government Money
Market Fund

1-800-MONETTA

www.monetta.com

Annual Report December 31, 2006

TABLE OF CONTENTS

Letter To Shareholders	4

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6
Monetta Mid-Cap Equity Fund	7
Monetta Balanced Fund	8
Monetta Intermediate Bond Fund	9
Monetta Government Money Market Fund	10

Disclosure Of Fund Expenses	11

Schedules of Investments
Monetta Fund	12
Monetta Young Investor Fund	15
Monetta Mid-Cap Equity Fund	16
Monetta Balanced Fund	18
Monetta Intermediate Bond Fund	22
Monetta Government Money Market Fund	25

Financial Statements
Statements of Assets & Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Notes to Financial Statements	30

Report Of Independent Registered Public Accounting Firm	40
Other Information	41
Directors/Trustees	45

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta,or visiting www.Monetta.com

Principal Risks:

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which will significantly impact its performance.  Due to the speculative nature of  IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the twelve months ended December 31, 2006, the Funds did not participate in IPO’s. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The Monetta Young Investor Fund will invest at least 50% of its assets in other funds that track the S&P 500 Index, including exchange traded funds (ETF's).  The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index.  However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher.  For the period ended December 31, 2006, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper and Bloomberg L.P.

Monetta Financial Services, Inc. (MFSI) is the investment advisor to the Monetta Funds. The advisor has contracted with Sage Scholars, Inc. to offer Tuition Rewards™ (credits) to all Monetta Fund Shareholders that enroll in the Tuition Rewards™ program through Monetta's website.

Tuition Rewards™ are remitted solely as a reduction from the college's full tuition bill, and are not awarded in cash. Tuition Rewards™ accumulate annually, equal to 2.5% of the Monetta account value on June 30 and December 31 of each year and do not expire. The credit amount that an enrollee can earn is unlimited. However, the maximum credit amount that any one student can use for a four-year undergraduate education is $24,700 or $6,175 per year. When you enroll to receive Tuition Rewards™ you become a sponsor. A sponsor must identify an eligible student at least two years before beginning college and can sponsor multiple students from the same family, including relatives. Colleges may blend Tuition Rewards™ into the total financial reward package they offer to students. For custodial accounts, MFSI has a "college savings program" where these Monetta Shareholders automatically receive an investment kit, a quarterly newsletter, various educational materials and in addition, if enrolled, will receive Tuition Rewards™ credits.   All cost for the College Savings Program including participation in the Tuition Rewards™ program are paid by MFSI.

Tuition Rewards™ is a registered trademark of SAGE Scholars. This trademark has been licensed for use by the licensee. For further information about SAGE and a complete list of participating colleges, please visit www.Sagescholars.com.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Distributor: Quasar Distributors, LLC 02/07.

Dear Fellow Shareholders:

January 25, 2007

The gains in equities were broad-based in 2006, with leadership coming from the value, small capitalization and international sectors. The market, as measured by the S&P 500 Index, gained 15.78% during the year. The strongest sectors were telecommunications, medical and financial services while the retail sector fared the worst.

The fixed income market, as measured by the Lehman Brothers Gov't/Credit Bond Index, was up 3.78% in 2006. After a two-year period, which included 17 meetings of increasing the federal funds rate from 1.00% to 5.25%, the year 2006 finished with four consecutive meetings of "no-action." The pause was refreshing to the markets in that this action suggested confidence in the Federal Reserve's resolve to contain inflation.

The financial markets basically moved in three stages during the past year. In the first stage, from January through May, markets moved higher reflecting solid economic growth and a pause to the Federal Reserve tightening. Second stage, May through August, reflected a weakened market on investor fears of the growing risk of global inflation pressures as commodity prices surged. In the third stage, markets moved higher as inflation readings moderated and corporate profits exceeded expectations.

2007 Outlook

Energy prices appear to be a more important component to higher market prices in 2007. Further Federal Reserve rate cuts do not appear necessary for price/earning multiples to move higher. If the Federal Reserve does lower rates, this would contribute to an already bullish market outlook which includes moderate inflation, weaker energy prices and higher productivity growth that could boost corporate profits. However, on a short-term technical basis, the market appears to be over bought, suggesting that we may have to experience a consolidation phase before the markets move higher.

Conclusion

We expect equities to outperform other asset classes over the next year. Catalysts include solid fundamentals, moderate economic growth and higher business investment that should partially offset slower growth trends in personal consumption. The recent weakness in housing and autos is expected to moderate due to full employment and record levels of household net worth.

We believe the most influential macro variable in 2007 will be oil prices. It wasn't until oil peaked in mid-August that equity prices significantly rallied. Lower oil prices should add cash in the pockets of consumers, keeping a lid on inflationary expectations and removing the likelihood of further Federal Reserve rate hikes.

The risks?  World instability leading to higher energy prices and concerns about a possible economic recession.

I'd like to thank you for your investment in the Monetta Funds. We look forward to a prosperous 2007.

Sincerely,

Robert S. Bacarella

President, Founder and Portfolio Manager

Monetta Fund				Period ended 12/31/06
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$47 billion			$56.7 million

PERFORMANCE:	Average Annual Total Return			$22,479
	1 Year	5 Year	10 Year
Monetta Fund	7.51%	6.77%	4.84%
S&P 500 Index*	15.78%	6.18%	8.42%	$16,036
*Source Lipper

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested. Since the Russell 3000 Growth Index is no longer an appropriate index, it is no longer reflected on the graph. Had it been reflected, the value of a $10,000 investment for the ten year period ended December 31, 2006 would have been $16,829.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnote at bottom of Page 2 and 3.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Schlumberger Ltd.	2.23%
			UnitedHealth Group, Inc.	2.18%
			Precision Castparts Corp.	2.07%
			Wyeth	1.97%
			Cisco Systems, Inc.	1.93%
			Total Top 5 Equity Holdings	10.38%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Fund gained 7.51% for the year ended December 31, 2006. This compares to a 15.78% return of the S&P 500 Index. The Fund variance, compared to the benchmark index occurred in the third quarter of the year.

Starting in late July, energy and commodity prices began a precipitous fall which negatively impacted the Funds holdings in the energy, commodities, cyclicals and biotechnology sectors. Securities most impacted included Peabody Energy Corporation, Halliburton Company and Joy Global, Inc. representing 0%, 1.09% and 1.02%, respectively, of the year-end net asset value.

Despite the overall cyclical sector weakening, the Fund's best performing securities for the year included Terex Corporation, a machinery - construction mining company, Nucor Corporation, a steel producer and Allegheny Technologies, Inc., a specialty alloy production company representing 1.14%, 0.96% and 0.96%, respectively, of year-end net asset value. The worst performing stocks last year were Rackable Systems, Inc., which plummeted 39% on the news that management lowered future revenue forecast, and Nutrisystems, Inc., which dropped down 20% on the news that the president and chief operating officer would leave due to family health problems. Both securities were sold based on these concerns.

As of December 31, 2006, the Fund consisted of 99 equity holdings, with no holding representing more than 2.30% of the portfolio. The Fund's top ten holdings make up 18.74% of the year-end net asset value, with consumer discretionary and industrials sectors representing the largest group weighting of 23.20% and 13.96%, respectively, of year-end net asset value. Compared to the fund's benchmark, it is underweighted in the technology and financial services sectors which represented 6.11% and 13.62%, respectively, of year-end net asset value.

Current portfolio positioning, particularly in the consumer discretionary sector, suggest that a soft landing or a "Goldilocks" economy is likely. It also appears that economically sensitive areas such as energy and cyclicals may prove to be more resilient this cycle as the West passes the global growth baton to the East.

We continue to look for equities to outperform other asset classes in 2007. It appears that corporate profit growth is on track to exceed expectations, suggesting that current valuations remain attractive.

Monetta Young Investor Fund		Period ended 12/31/06
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$45 billion	$0.35 million

PERFORMANCE:

The inception date for the Monetta Young Investor Fund is December 12, 2006. As a result, performance will be reported after March 31, 2007.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling
1-800-Monetta or visiting www.Monetta.com.

Please refer to footnote at bottom of Page 2 and 3.
Portfolio Composition	Top 5 Equity Holdings:
		% of Net Assets
	Chipotle Mexican Grill, Inc. - CL A	2.71%
	McDonald's Corp.	2.69%
	Home Depot, Inc.	2.66%
	Google, Inc. - CL A	2.66%
	Mattel, Inc.	2.61%
	Total Top 5 Equity Holdings	13.33%
(A) Short-term investments net of other assets and liabilities.

Commentary

We are pleased to introduce the Monetta Young Investor Fund to our fund family.

The Fund's investment approach combines Index investing, using exchange traded funds (ETF's) with individual stock holdings that children/teenagers are likely to be familiar with.

For diversification purposes, at least half of the Fund will be invested in low cost ETF's that track the S&P 500 Index. The other half is invested in core consumer discretionary holdings that are believed to have above-average growth potential, a history of growth and an experienced management team.

Recent fund purchases include McDonald's Corp., The Walt Disney Company, Coca-Cola Company and Mattel, Inc. representing 2.69%, 2.57%, 2.57% and 2.61%, respectively, of year-end net asset value.

Fund trading costs are expected to be minimal and the expense ratio is capped at 1% through December 31, 2008.

As with the other Monetta Funds, shareholders can receive the  equivalent of $500 in college tuition credits and automatically earn additional credits annually, equal to 5% of their account balance, by visiting www.Monetta.com and click on the Tuition Rewards™ button to enroll.

In addition, shareholders automatically participate in a financial literacy program that includes the following:

•Investment Kit

•Quarterly investment newsletter

•Web-based educational games and activities, where participants can win prizes and awards.

•Educational short-stories and an age-based investment tutorial.

We believe no other savings program brings together a kid themed investment fund, college tuition credits and financial literacy in a "fun and educational way."

Monetta Mid-Cap Equity Fund				Period ended 12/31/06
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$6 billion			$6.0 million

PERFORMANCE:	Average Annual Total Return			$35,388
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	4.76%	4.62%	2.04%
S&P 400 Mid-Cap Index*	10.32%	10.89%	13.47%	$12,237
*Source Lipper

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnote at bottom of Page 2 and 3.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			NII Holdings, Inc.	4.27%
			E*Trade Financial Corp.	3.71%
			Alliance Data Systems Corp.	3.10%
			Diamond Offshore Drilling, Inc.	2.65%
			VimpelCom - SP ADR	2.62%
			Total Top 5 Equity Holdings	16.35%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Mid-Cap Equity Fund performed well for the three months ended December 31, 2006, up 8.15% compared to it's S&P 400 benchmark index, which gained 6.99% over the same period.

For the full year ended December 31, 2006, the Fund rose 4.76% compared to its benchmark return of 10.32%. The under performance occurred in the third quarter, primarily due to the Fund's energy sector weighting. As oil prices peaked in July 2006, specific company investments, such as Jabil Circuit, Inc., Hansen Natural Corporation and Aquantine Inc., plummeted between 20 to 25% due to news of missed expectations or lower future earnings guidance. These securities were sold, unfortunately, after the damage was done.

On the positive side, the Fund benefited from holdings in the technology sector.  Best performing stocks in 2006 included VimpelCom - SP ADR, NII Holdings, Inc. and Alliance Data Systems Corporation representing 2.62%, 4.27% and 3.10%, respectively, of year-end net asset value.

Generally, fund sector weighting at year-end was in line with the benchmark index. The exception was a 9.92% underweighting in the industrial sector and a 6.19%, overweighting in the technology sector. At year end, these sectors totaled 12.71% and 17.97%, respectively, of year-end net asset value.

As of December 31, 2006 the fund held 53 issues down from 88 issues the previous year. Largest holdings were NII Holdings, Inc. and E-Trade Financial Corporation representing 4.27% and 3.71%, respectively, of the year-end net asset value.

Overall, the Monetta Mid-Cap Equity Fund is a well diversified portfolio of mid-cap growth companies that we believe have above average growth potential.

Monetta Balanced Fund				Period ended 12/31/06
Investment Objective:	Market Capitalization:	Average Maturity:		Total Net Assets:
Capital Appreciation	$81 billion	6.9 Years		$3.4 million

PERFORMANCE:	Average Annual Total Return			$22,482 $18,233
	1 Year	5 Year	10 Year
Balanced Fund	5.67%	3.27%	4.62%	$15,708
S&P 500 Index*	15.78%	6.18%	8.42%
Lehman Bros. Gov’t/Credit Bond Index*	3.78%	5.17%	6.26%
*Source Lipper

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index, with dividends and capital gains reinvested, and the Lehman Bros. Gov’t/Credit Bond Index.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity. Please refer to footnote at bottom of Page 2 and 3.

Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			Gilead Sciences, Inc.	2.90%
			Altria Group, Inc.	2.56%
			Hewlett-Packard Co.	2.46%
			UnitedHealth Group, Inc.	2.40%
			Archer-Daniels-Midland Co.	2.38%
			Total Top 5 Equity Holdings	12.70%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Balanced Fund gained 5.67% in 2006. The equity component appreciated 7.94% while the fixed income component was up 2.01%. This compares to the returns of the S&P 500 Index and the Lehman Gov't/Credit Bond Index of 15.78% and 3.78%, respectively.

At December 31, 2006, the Fund's portfolio mix, on a net asset basis, was approximately 57% equity and 43% fixed income. Equity holdings were reduced from 40 to 32 issues during the year, primarily concentrated in large capitalization growth companies. Portfolio turnover declined from 76.5% in 2005 to 22.3% in 2006.

At year end, the largest sector weightings were consumer discretionary and financial services representing 15.88% and 18.13%, respectively, of year end net asset value. Relative to the S&P 500 Index, the Fund is underweighted in the technology sector and overweighted in the industrial sector.

During the year, the best performing equity securities were Phelps Dodge Corporation, The Walt Disney Company and Hewlett-Packard Company representing 0%, 1.53% and 2.46%, respectively, of year-end net asset value. The worst performing securities included Toll Brothers, Inc. and Qualcomm, Inc., which were sold as earnings expectations were lowered.

The fixed income component of the Fund continues to be positioned conservatively. Holdings are primarily investment grade corporates or treasury issues with an average duration to maturity of 5.14 years.

We expect bonds to trade in a relatively narrow trading range in 2007 as moderate inflation risk and renewed economic resilience likely will keep the Federal Reserve monetary policy on hold for most of the year.

A key variable to economic strength will be the housing market and oil prices. If housing doesn't improve or oil prices move higher, it could increase investor concerns over a possible recession.

Overall, we believe the Fund is positioned to benefit from a moderately growing economy, low inflation and improving corporate profitability.

Monetta Intermediate Bond Fund				Period ended 12/31/06
Investment Objective:	30-Day SEC Yield:	Average Maturity:		Total Net Assets:
Income	3.95%	4.6 Years		$7.1 million

PERFORMANCE:	Average Annual Total Return			$17,585
	1 Year	5 Year	10 Year	$16,440
Monetta Intermediate Bond Fund	3.54%	3.96%	5.10%
Lehman Bros. Gov’t/Credit Bond Index*	4.08%	4.53%	5.81%
*Source Lipper

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Please refer to footnote at bottom of Page 2 and 3.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	22.33%
			1-3 Years	17.80%
			3-6 Years	41.21%
			6-10 Years	10.81%
			Over 10 Years	7.85%
			Total	100.0%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Intermediate Bond Fund gained 3.54% during 2006 versus its benchmark Lehman Brothers Intermediate Government/Credit Index return of 4.08%.  The investment approach during 2006 maintained a diversified and defensive strategy by investing in high quality bonds that generate high current income with shorter maturities. With the narrowing yield spreads between corporate and treasury issues, the Fund shifted its weighting in the government agencies sector from 11.4% to 15.0% of the portfolio during the year with a corresponding decline in corporate bond weightings from 76.5% to 70.1% during 2006.

The fund continues to maintain an average portfolio rating of "A" credit quality with an average duration to maturity of 3.57 years.

During the first half of 2006, the Federal Reserve continued to fight inflation by increasing the Federal Funds Rate to 5.25%. At the August FOMC meeting, the Federal Reserve decided to "pause" it's interest rate hikes in anticipation of a weakening economy. This belief was fortified by improvements in inflation readings, and better than expected corporate earnings, as the highly anticipated soft economic landing appeared to have finally arrived.

With weakness in the housing market and the decline in oil prices during 2006, it would appear that the Federal Reserve's holding pattern could continue well into 2007.

However, after four years of the strongest economic growth since the early 1970's, the global economy appears to be entering into an important transition period. Financial markets are currently priced for a soft economic landing, in a slowdown that tempers inflation and upward interest rate pressures. The risk, in our view, is global growth falling short of consensus expectations renewing concerns of a possible U.S. recession.

It appears that lingering inflation risk and some renewed economic resilience will likely keep the Federal Reserve on hold for most of 2007. As a result, we expect bonds to trade in a relatively narrow range which should favor the Fund's income-oriented, high quality and diversified portfolio.

Monetta Government Money Market Fund				Period ended 12/31/06
Investment Objective:	7-Day Yield:		Average Days to Maturity:	Total Net Assets:
Income and Capital Preservation	4.87%**		44 Days	$6.4 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$14,030
Monetta Government Money Market Fund	4.49%**	1.93%**	3.45%**	$13,828
Lipper US Gov’t Money Market Funds Avg.*	4.26%	1.77%	3.27%
*Source Lipper

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund’s operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 4.33%, versus 4.87%, on December 31, 2006. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to footnote at bottom of Page 2 and 3.

Portfolio Composition		Maturity Profile:
				% of Net Assets
		Government Obligations		100.1%
		Other Assets Less Liabilities		(0.1)%
		Total		100.0%

(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Government Money Market Fund gained 4.49% for the twelve months ended December 31, 2006. This compared favorably to the Lipper U.S. Government Money Market Funds average, which gained 4.26%.

Contrary to each of the past ten years, 2006 ended without any type of geopolitical, financial or meteorological flare-up that had roiled the capital markets previously. In addition, the Federal Reserve finally took a breather in the third quarter after 17 consecutive interest rate increases totaling 4.25% over two years.   With the federal funds rate at 5.25%, the yield curve has become inverted similar to the pre-recession levels of late 2000. The bond market is sending a clear signal that the next move by the Federal Reserve will be to lower interest rates. However, the fact that the U.S. economy sputtered into year end has given positive and negative prognosticators enough ammunition to support both outlooks.  GDP growth averaged just over 2% during the last three quarters of the year, consumer holiday spending was mixed, and manufacturing was recovery challenged but solid strength in the service sector helped maintain strong job growth. The correction in the housing market eased somewhat at the end of the year, but it certainly remains the focal point for clues to the strength of the consumer and ultimately the economy in 2007.

In the performance race for 2006, cash was the clear victor wire to wire over its longer duration counterparts. The Lehman Treasury Index posted a return of 3.08% for the year however 3 month Treasury Bills returned 4.86% while 2 year Treasury Notes returned 3.71% and 30 year Bonds returned -1.10%. This was the third year in a row that cash has outperformed all maturities as general interest rate levels rose.

Once again, the Fund does not anticipate any significant changes in investment strategy as we witness the dawn of 2007. We are not convinced that interest rate cutting is imminent so we will maintain a shorter average maturity and overweight the government agency discount note sector because of the incremental yield benefit versus Treasury bills. A shorter average life portfolio provides significant reinvestment opportunities in the existing inverted yield curve environment. There is a strong historical precedent for the Federal Reserve to eventually cut rates in a yield curve scenario similar to the one that currently exists but "eventually" is the key word. Time will tell us.

Disclosure of Fund Expenses	December 31, 2006

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2006 - December 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/06	ENDING ACCOUNT VALUE 123/1/06	EXPENSES PAID DURING PERIOD* 7/1/06-12/31/06	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$1,025.43	$8.31	1.65%
Young Investor Fund (A)	N/A	N/A	N/A	N/A
Mid-Cap Equity Fund	1,000	998.89	10.81	2.16%
Balanced Fund	1,000	1,030.17	12.07	2.38%
Intermediate Bond Fund	1,000	1,028.63	7.33	1.45%
Gov’t Money Market Fund	1,000	1,022.32	2.57	0.51%**

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$1,016.88	$8.29	1.65%
Young Investor Fund (A)	1,000	1,020.46	4.75	0.94%
Mid-Cap Equity Fund	1,000	1,014.26	10.88	2.16%
Balanced Fund	1,000	1,013.15	11.98	2.38%
Intermediate Bond Fund	1,000	1,017.88	7.30	1.45%
Gov’t Money Market Fund	1,000	1,022.66	2.57	0.51%**

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

** The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 1.44% versus 0.51%.

(A) Fund’s inception date, 12/12/2006.

Schedule of Investments	December 31, 2006
Monetta Fund
COMMON STOCKS - 95.2% NUMBER OF SHARES	VALUE
Aerospace/Defense 1.2%
5,000 General Dynamics Corp	$ 371,750
5,000 United Technologies Corp	312,600
684,350
Agriculture - 0.7%
13,000 Archer-Daniels-Midland Co.	415,480

Airlines - 0.5%
*10,000 AMR Corp.	302,300

Banks - 2.1%
18,500 U.S. Bancorp	669,515
15,000 Wells Fargo & Co.	533,400
1,202,915
Beverages - 1.9%
*14,000 Hansen Natural Corp.	471,520
10,000 PepsiCo, Inc.	625,500
1,097,020
Biotechnology - 1.2%
*10,000 Amgen, Inc.	683,100

Building Materials - 2.5%
10,000 Cemex S.A. - SP ADR (b)	338,300
14,000 Eagle Materials, Inc.	605,220
15,000 Masco Corp.	448,050
1,391,570

Chemicals - 1.0%
4,000 Potash Corp. of Saskatchewan, Inc.	573,920

Computers - 1.9%
*5,000 Apple Computer, Inc.	424,200
*25,000 Dell, Inc.	627,250
1,051,450
Cosmetics/Personal Care - 1.1%
10,000 Proctor & Gamble Co.	642,700

Country Funds-Closed-end - 0.6%
7,000 Morgan Stanley India Investment Fund, Inc.	355,740

Diversified Financial Services - 6.3%
1,000 Chicago Mercantile Exchange Holdings, Inc.	$ 509,750
5,000 The Goldman Sachs Group, Inc.	996,750
*10,000 Nasdaq Stock Market, Inc.	307,900
*5,000 Nymex Holdings, Inc.	620,050
30,000 The Charles Schwab Corp.	580,200
9,000 UBS AG	542,970
3,557,620
Electric - 0.6%
10,000 Duke Energy Corp.	332,100

Electrical Component & Equipment - 0.8%
10,000 Emerson Electric Co.	440,700

Electronics - 1.0%
15,000 Applera Corp. Applied Biosystems Group	550,350

Entertainment - 0.6%
8,000 Int'l Game Technology	369,600

Environmental Control - 1.0%
15,000 Waste Management, Inc.	551,550

Food-1.6%
12,000 The Hershey Co	597,600
10,000 Tootsie Roll Industries, Inc.	327,000
924,600
Forest Products & Paper - 0.8%
10,000 Temple-Inland, Inc.	460,300

Healthcare-Products - 1.8%
6,000 Johnson & Johnson	396,120
12,000 Medtronic, Inc.	642,120
1,038,240
Healthcare-Services - 4.6%
12,000 Aetna, Inc.	518,160
*10,000 Health Net, Inc.	486,600
*5,000 Laboratory Corp. of America Holdings	367,350
23,000 UnitedHealth Group, Inc.	1,235,790
2,607,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Fund (Cont’d)
COMMON STOCKS - 95.2% NUMBER OF SHARES	VALUE

Home Builders - 2.5%
7,000 Centex Corp.	$ 393,890
20,000 D.R. Horton, Inc.	529,800
10,000 KB Home	512,800
1,436,490
Insurance - 2.5%
10,000 The Allstate Corp.	651,000
11,000 American Int'l Group, Inc.	788,260
1,439,360
Internet - 4.0%
*22,000 eBay, Inc.	661,540
*2,000 Google, Inc. - CL A	920,960
*15,000 Liberty Media Corp. - Interactive A	323,550
*20,000 NetEase.com, Inc. - SP ADR (b)	373,800
2,279,850
Iron/Steel - 1.9%
6,000 Allegheny Technologies, Inc.	544,080
10,000 Nucor Corp.	546,600
1,090,680
Leisure Time - 0.6%
*7,000 Life Time Fitness, Inc.	339,570

Lodging - 1.9%
*7,000 Las Vegas Sands Corp.	626,360
10,000 Marriott Int'l - CL A	477,200
1,103,560
Machinery-Construction & Mining - 3.6%
13,000 Caterpillar, Inc.	797,290
12,000 Joy Global, Inc.	580,080
*10,000 Terex Corp.	645,800
2,023,170
Media - 3.5%
*14,000 Comcast Corp. - CL A	592,620
15,000 News Corp. - CL B	333,900
20,000 The Walt Disney Co.	685,400
*25,000 XM Satellite Radio Holdings, Inc. - CL A	361,250
1,973,170
Metal Fabricate/Hardware - 2.1%
15,000 Precision Castparts Corp.	1,174,200

Mining - 1.8%
25,000 Barrick Gold Corp.	$ 767,500
10,000 Goldcorp, Inc.	284,400
1,051,900
Miscellaneous Manufacturing - 6.0%
25,000 Eastman Kodak Co.	645,000
15,000 General Electric Co.	558,150
8,000 ITT Corp.	454,560
30,000 Trinity Industries, Inc.	1,056,000
22,000 Tyco Int'l Ltd.	668,800
3,382,510
Oil & Gas - 5.5%
10,000 ConocoPhillips	719,500
5,000 Diamond Offshore Drilling, Inc.	399,700
*18,000 Southwestern Energy Co.	630,900
*12,000 Transocean, Inc.	970,680
8,000 Valero Energy Corp.	409,280
3,130,060
Oil & Gas Services - 4.4%
20,000 Halliburton Co.	621,000
*10,000 National-Oilwell Varco, Inc.	611,800
20,000 Schlumberger Ltd.	1,263,200
2,496,000
Pharmaceuticals - 3.8%
8,000 Cardinal Health, Inc.	515,440
*10,000 Medco Health Solutions, Inc.	534,400
*89 OSI Pharmaceuticals, Inc. RT ( c )	6
22,000 Wyeth	1,120,240
2,170,086
Pipelines - 0.7%
25,000 El Paso Corp.	382,000

Real Estate - 0.9%
*15,000 CB Richard Ellis Group, Inc.	498,000

Retail - 6.5%
*12,000 Chipotle Mexican Grill, Inc. - CL A	684,000
12,000 Home Depot, Inc.	481,920
*20,000 Krispy Kreme Doughnuts, Inc.	222,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Fund (Cont’d)
COMMON STOCKS - 95.2% NUMBER OF SHARES	VALUE

12,000 McDonald's Corp.	531,960
*20,000 Starbucks Corp.	708,400
10,000 Target Corp.	570,500
10,000 Wal-Mart Stores, Inc.	461,800
3,660,580

Software - 2.3%
20,000 Activision, Inc.	$ 344,800
*10,000 BMC Software, Inc.	322,000
*6,000 Electronic Arts, Inc.	302,160
12,000 First Data Corp.	306,240
1,275,200

Telecommunications - 4.8%
10,000 America Movil S.A. de C.V. - ADR Series L (b)	452,200
*10,000 American Tower Corp. - CL A	372,800
*40,000 Cisco Systems, Inc.	1,093,200
*10,000 Crown Castle Int'l Corp.	323,000
*7,000 NII Holdings, Inc.	451,080
2,692,280

Transportation - 2.1%
5,000 Burlington Northern Santa Fe Corp.	369,050
10,000 CSX Corp.	344,300
15,000 UTI Worldwide, Inc.	448,500
1,161,850
__________
Total Common Stocks	53,994,021
(Cost $46,944,464) (a)

VARIABLE RATE DEMAND NOTES - 3.2%
PRINCIPAL AMOUNT
415,600 American Family Financial Services Co. - 4.983%**	$ 415,600
1,389,500 Wisconsin Corp. Central Credit Union - 5.020%**	1,389,500
________
Total Variable Rate Demand Notes	1,805,100
(Cost $1,805,100) (a)

MUTUAL FUNDS - 3.5%
NUMBER OF SHARES
2,003,497 Monetta Gov't Money Market Fund	2,003,497
_________
Total Investments - 101.9%	57,802,618
(Cost $50,753,062) (a)

Other Net Assets Less Liabilities - (1.9%)	(1,079,031)
__________
Net Assets - 100%	$56,723,587

(a) Cost for tax purposes is $50,755,501; the aggregate gross unrealized appreciation for tax purposes is $7,567,442 and aggregate gross unrealized depreciation for tax purposes is $520,325, resulting in net unrealized appreciation for tax purposes of $7,047,117.  The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

(c) Right (RT) - security giving the holder the entitlement to purchase new shares issued by the corporation, at a specified price within a specified period of time.

* Non-income producing security.

** Rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Young Investor Fund
COMMON STOCKS – 49.8% NUMBER OF SHARES	VALUE
Beverages - 5.1%
185 The Coca-Cola Co.	$ 8,926
140 PepsiCo, Inc.	8,757
17,683
Cosmetics/PersonalCare -2.6%
140 Proctor & Gamble Co.	8,998

Food - 8.2%
100 General Mills, Inc.	5,760
100 Kellogg Co.	5,006
180 The Hershey Co.	8,964
170 Wm. Wrigley Jr. Co.	8,792
28,522
Internet - 3.9%
*150 eBay, Inc.	4,511
*20 Google, Inc. - CL A	9,210
13,721
Media - 2.6%
260 The Walt Disney Co.	8,910

Retail - 17.1%
100 Best Buy Co., Inc.	4,919
*200 Burger King Holdings, Inc.	4,220
*165 Chipotle Mexican Grill, Inc. - CL A	9,405
230 Home Depot, Inc.	9,237
210 McDonald's Corp.	9,309
*245 Starbucks Corp.	8,678
195 Wal-Mart Stores, Inc.	9,005
100 Walgreen Co.	4,589
59,362

Toys/Games/Hobbies - 10.3%
330 Hasbro, Inc.	8,993
*325 Marvel Entertainment, Inc.	8,746
400 Mattel, Inc.	9,064
*200 RC2 Corp.	8,800
35,603
________
Total Common Stocks	172,799
(Cost $174,098) (a)

Exchange Traded Funds - 49.3%
105 iShares S&P 500 Index Fund	$ 14,893
195 iShares S&P 500 Value Index Fund	14,994
230 iShares S&P 500 Growth Index Fund	14,929
250 Rydex S&P 500 Equal Weight ETF	11,835
440 Rydex S&P 500 Pure Value ETF	14,876
412 Rydex S&P 500 Pure Growth ETF	14,778
598 SPDR Trust Series	84,749
________
Total Exchange Traded Funds	171,054
(Cost $171,863) (a)

VARIABLE RATE DEMAND NOTES - 10.5%
PRINCIPAL AMOUNT
15,100 American Family Financial Services Co. - 4.983%**	15,100
21,200 Wisconsin Corp. Central Credit Union - 5.020%**	21,200
________
Total Variable Rate Demand Notes	36,300
(Cost $36,300) (a)

Total Investments - 109.6%	380,153
(Cost $382,261) (a)	_________

Other Net Assets Less Liabilities - (9.6%)	(33,460)
_________
Net Assets - 100%	$ 346,693

(a) Cost for book and tax purposes is $382,261; the aggregate gross unrealized appreciation is $844 and aggregate gross unrealized depreciation is $2,952, resulting in net unrealized depreciation of $2,108.

* Non-income producing security.

** Rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 97.6% NUMBER OF SHARES	VALUE
Aerospace/Defense - 1.2%
*2,500 AAR Corp.	$ 72,975

Banks - 1.2%
2,000 Commerce Bancorp, Inc.	70,540

Biotechnology - 3.0%
*2,000 Celgene Corp.	115,060
*1,000 Millipore Corp.	66,600
181,660
Building Materials - 1.7%
1,000 Martin Marietta Materials, Inc.	103,910

Chemicals - 2.1%
2,000 The Sherwin-Williams Co.	127,160

Commercial Services - 10.4%
3,000 Administaff, Inc.	128,310
*3,000 Alliance Data Systems Corp.	187,410
*3,000 Iron Mountain, Inc.	124,020
*2,000 Monster Worldwide, Inc.	93,280
*5,000 Quanta Services, Inc.	98,350
631,370
Computers - 3.6%
*2,000 Cognizant Technology Solutions Corp. - CL A	154,320
*3,000 Western Digital Corp.	61,380
215,700
Distribution/Wholesale - 1.4%
*1,500 WESCO Int'l, Inc.	88,215

Diversified Financial Services - 5.6%
*10,000 E*TRADE Financial Corp.	224,200
3,750 Raymond James Financial, Inc.	113,663
337,863
Electric - 0.1%
193 Dynegy, Inc. - CL A	1,397

Electronics - 7.5%
*2,500 American Science and Engineering, Inc.	148,775
*4,000 Avnet, Inc.	102,120
7,000 Gentex Corp.	108,920
*2,000 Thermo Fisher Scientific, Inc.	90,580
450,395
Energy-Alternate Sources - 2.5%
*4,500 Suntech Power Holdings Co. Ltd. - SP ADR (b)	$ 153,045

Engineering & Construction - 1.8%
*2,000 Foster Wheeler Ltd.	110,280

Healthcare-Products - 6.6%
1,500 Beckman Coulter, Inc.	89,700
*3,000 Kinetic Concepts, Inc.	118,650
2,000 Manor Care, Inc.	93,840
*2,000 ResMed, Inc.	98,440
400,630
Healthcare-Services - 5.8%
*3,000 Lincare Holdings, Inc.	119,520
*3,000 Sunrise Senior Living, Inc.	92,160
*2,000 WellCare Health Plans, Inc.	137,800
349,480
Insurance - 1.2%
2,000 United Fire & Casualty Co.	70,500

Internet - 7.6%
*3,000 CheckFree Corp.	120,480
*2,000 Digital River, Inc.	111,580
*3,500 IAC/InterActiveCorp.	130,060
*4,000 ValueClick, Inc.	94,520
456,640
Lodging - 1.9%
2,500 Boyd Gaming Corp.	113,275

Machinery-Diversified - 2.0%
2,000 The Manitowoc Company, Inc.	118,860

Media - 3.5%
*2,000 Central European Media Enterprises, Ltd.	140,000
*20,000 Sirius Satellite Radio, Inc.	70,800
210,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Mid-Cap Equity Fund (Cont’d)
COMMON STOCKS – 97.6% NUMBER OF SHARES	VALUE

Oil & Gas - 8.8%
2,000 Diamond Offshore Drilling, Inc.	159,880
2,000 Holly Corp.	102,800
1,500 Noble Energy, Inc.	73,605
2,000 Valero Energy Corp.	102,320
2,000 XTO Energy, Inc.	94,100
532,705
Pharmaceuticals - 1.0%
3,000 Mylan Laboratories, Inc.	$ 59,880

Real Estate - 1.8%
2,000 The St. Joe Co.	107,140

Retail - 1.8%
*10,000 Luby's, Inc.	108,900

Semiconductors - 2.1%
*4,000 Broadcom Corp. - CL A	129,240

Telecommunications - 8.4%
2,000 Harris Corp.	91,720
*4,000 NII Holdings, Inc.	257,760
*2,000 AO VimpelCom - SP ADR (b)	157,900
507,380
Toys/Games/Hobbies - 1.9%
*2,600 RC2 Corp.	114,400

Transportation - 1.1%
*2,500 Genesee & Wyoming, Inc.	65,600
_________
Total Common Stocks	5,889,940
(Cost $4,674,812) (a)

VARIABLE RATE DEMAND NOTES - 2.7%
PRINCIPAL AMOUNT
166,900 Wisconsin Corp. Central Credit Union - 5.020%**	$ 166,900
_________
Total Variable Rate Demand Notes	166,900
(Cost $166,900) (a)

Total Investments - 100.3%	6,056,840
(Cost $4,841,712) (a)	_________

Other Net Assets Less Liabilities - (0.3%)	(19,594)
_________
Net Assets - 100%	$6,037,246

(a) Cost for book and tax purposes is $4,841,712; the aggregate gross unrealized appreciation is $1,233,956 and aggregate gross unrealized depreciation is $18,828, resulting in net unrealized appreciation of $1,215,128.

(b) American Depository Receipt (ADR).

* Non-income producing security.

** Rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Balanced Fund
COMMON STOCKS – 57.0% NUMBER OF SHARES	VALUE

Agriculture - 4.9%
1,000 Altria Group, Inc.	$ 85,820
2,500 Archer-Daniels-Midland Co.	79,900
165,720

Banks - 1.7%
1,000 Wachovia Corp.	56,950

Computers - 3.7%
1,500 Electronic Data Systems Corp.	41,325
2,000 Hewlett-Packard Co.	82,380
123,705

Cosmetics/Personal Care - 1.9%
1,000 Proctor & Gamble Co.	64,270

Diversified Financial Services - 5.6%
1,000 Citigroup, Inc.	55,700
*3,000 E*TRADE Financial Corp.	67,260
1,320 J.P. Morgan Chase & Co.	63,756
186,716
Electric - 3.8%
1,500 Duke Energy Corp.	49,815
115 Dynegy, Inc. - CL A	833
1,400 TXU Corp.	75,894
126,542
Environmental Control - 2.2%
2,000 Waste Management, Inc.	73,540

Forest Products & Paper - 2.0%
2,000 Int'l Paper Co.	68,200

Healthcare-Services - 2.4%
1,500 UnitedHealth Group, Inc.	80,595

Insurance - 3.7%
1,000 American Int'l Group, Inc.	71,660
1,000 The Chubb Corp.	52,910
124,570
Machinery-Construction & Mining - 1.8%
1,000 Caterpillar, Inc.	61,330

Media - 1.5%
1,500 The Walt Disney Co.	51,405

Mining - 1.4%
1,000 Newmont Mining Corp.	$ 45,150

Miscellaneous Manufacturing - 1.7%
1,500 General Electric Co.	55,815

Oil & Gas - 3.0%
1,000 Valero Energy Corp.	51,160
1,066 XTO Energy, Inc.	50,155
101,315
Oil & Gas Services - 3.5%
1,000 Baker Hughes, Inc.	74,660
1,000 Smith Int'l, Inc.	41,070
115,730
Pharmaceuticals - 4.8%
1,000 Cardinal Health, Inc.	64,430
*1,500 Gilead Sciences, Inc.	97,395
161,825
Retail - 3.0%
1,000 McDonald's Corp.	44,330
1,200 Wal-Mart Stores, Inc.	55,416
99,746
Telecommunications - 1.4%
2,535 Sprint Nextel Corp.	47,886

Transportation - 3.0%
500 FedEx Corp.	54,310
500 Union Pacific Corp.	46,010
100,320
________
Total Common Stocks	1,911,330
(Cost $1,504,916) (a)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Balanced Fund (Cont’d)
CORPORATE BONDS - 25.0%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

Auto - 0.6%
20,000 Daimlerchrysler NA Holding Co. 4.875%	06/15/10	$ 19,496

Banks - 2.7%
20,000 Bank of New York 4.950%	01/14/11	19,804
20,000 Northern Trust Co. 7.100%	08/01/09	20,853
20,000 PNC Funding Corp. 7.500%	11/01/09	21,121
25,000 Royal Bank of Scotland Group PLC 9.118%	03/31/49	27,696
		89,474
Cable TV - 0.3%
10,000 Cox Communications, Inc. 3.875%	10/01/08	9,729

Chemicals - 0.4%
15,000 Chevron Phillips Chemical Co. 5.375%	06/15/07	14,986

Computers - 0.6%
20,000 Hewlett-Packard Co. 3.625%	03/15/08	19,621

Electric - 7.2%
15,000 CILCorp, Inc. 8.700%	10/15/09	16,067
20,000 Constellation Energy Group 6.125%	09/01/09	20,357
15,000 Consumers Energy Co. 4.800%	02/17/09	14,803
16,000 Detroit Edison Co. 6.125%	10/01/10	16,357
15,000 Dominion Resources, Inc. 7.195%	09/15/14	16,460
11,000 DPL, Inc. 6.875%	09/01/11	11,551
15,000 Duke Energy Corp. 7.375%	03/01/10	15,890
15,000 FPL Group Capital, Inc. 6.125%	05/15/07	15,027
15,000 MidAmerican Energy Holdings 3.500%	05/15/08	14,626
20,000 Ohio Power Co. 4.850%	01/15/14	19,185
15,000 Pacific Gas & Electric 4.200%	03/01/11	14,362
25,000 Pepco Holdings, Inc. 6.450%	08/15/12	25,919
7,000 Progress Energy, Inc. 7.100%	03/01/11	7,455
15,000 TXU Energy Co. 7.000%	03/15/13	15,695
20,000 Wisconsin Electric Power 3.500%	12/01/07	19,672
		243,426
Energy - 0.8%
25,000 Conoco Funding Co. 6.350%	10/15/11	26,136

Finance - 4.3%
20,000 American General Finance 2.750%	06/15/08	19,305
20,000 Boeing Capital Corp. 6.100%	03/01/11	20,662
15,000 General Electric Capital Corp. 8.625%	06/15/08	15,668
25,000 Household Finance Corp. 7.875%	03/01/07	25,095
20,000 National Rural Utilities 4.375%	10/01/10	19,409
17,000 Pemex Finance Ltd. 9.030%	02/15/11	18,106
25,000 SLM Corp. 5.375%	01/15/13	24,926
		143,171

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Balanced Fund (Cont’d)
CORPORATE BONDS - 25.0%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

Food/Beverages - 0.6%
20,000 Diageo Capital plc 3.375%	03/20/08	$19,533

Forestry - 0.1%
3,000 Weyerhaeuser Co. 6.125%	03/15/07	3,002

Insurance - 1.2%
15,000 GE Global Insurance Holdings 7.500%	06/15/10	16,008
25,000 Reinsurance Group of America 6.750%	12/15/11	26,242
		42,250

Mortgage/Asset Backed - 1.6%
30,000 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	30,348
25,000 Morgan Stanley Capital I Trust 4.660%	09/13/45	24,053
		54,401
Multimedia - 0.5%
16,000 Time Warner Cos, Inc. 8.180%	08/15/07	16,263

Regional Authority - 1.6%
25,000 Province of British Columbia 4.300%	05/30/13	24,106
25,000 Quebec Province 7.125%	02/09/24	29,695
		53,801

Regional Malls - 0.5%
15,000 Simon Property Group LP 7.000%	07/15/09	15,550

Telephone - 1.5%
10,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	10,828
15,000 France Telecom 7.750%	03/01/11	16,339
25,000 Verizon Pennsylvania 5.650%	11/15/11	25,089
		52,256

Transportation - 0.5%
15,000 Union Pacific Co. 7.250%	11/01/08	15,479
		_______
Total Corporate Bonds		838,574
(Cost $842,835) (a)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Balanced Fund (Cont’d)
U.S. GOVERNMENT AGENCIES - 4.7%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

100,000 Private Export Funding 5.685%	05/15/12	$ 103,184
60,000 Tennessee Valley Authority 4.700%	07/15/33	55,667
		_______
Total U.S. Government Agencies		158,851
(Cost $164,131) (a)

TREASURY NOTES - 6.0%
PRINCIPAL AMOUNT
125,000 U.S. Treasury Note 6.500%	11/15/26	150,156
50,000 U.S. Treasury Note 4.750%	05/15/14	50,129
		_______
Total Treasury Notes		200,285
(Cost $190,257) (a)

VARIABLE RATE DEMAND NOTES - 7.4%
PRINCIPAL AMOUNT
118,900 American Family Financial Services Co. - 4.983%**		118,900
127,500 Wisconsin Corp. Central Credit Union - 5.020%**		127,500
		_______
Total Variable Rate Demand Notes		246,400
(Cost $246,400) (a)
		________
Total Investments - 100.1%		3,355,440
(Cost $2,948,539) (a)

Other Net Assets Less Liabilities - (0.1%)		(1,686)
		_________
Net Assets - 100%		$3,353,754

(a) Cost for book and tax purposes is $2,948,539; the aggregate gross unrealized appreciation is $460,475 and aggregate gross unrealized depreciation is $53,574, resulting in net unrealized appreciation of $406,901.

* Non-income producing security.

** Rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Intermediate Bond Fund
CORPORATE BONDS - 70.1%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

Auto - 1.0%
75,000 Daimlerchrysler NA Holding Co. 4.875%	06/15/10	$ 73,110

Banks - 10.0%
80,000 Bank of New York 4.950%	01/14/11	79,215
105,000 PNC Funding Corp. 7.500%	11/01/09	110,884
175,000 Royal Bank of Scotland Group PLC 9.118%	03/31/49	193,871
34,000 Wachovia Corp. 6.000%	10/30/08	34,413
125,000 Washington Mutual, Inc. 5.625%	01/15/07	125,006
165,000 Wells Fargo & Co. 5.125%	02/15/07	164,939
		708,328
Chemicals - 1.5%
110,000 Chevron Phillips Chemical Co. 5.375%	06/15/07	109,899

Electric - 17.6%
135,000 CILCorp, Inc. 8.700%	10/15/09	144,602
50,000 Constellation Energy Group 6.125%	09/01/09	50,893
75,000 Consumers Energy Co. 4.800%	02/17/09	74,017
75,000 Detroit Edison Co. 6.125%	10/01/10	76,674
80,000 DPL, Inc. 6.875%	09/01/11	84,008
135,000 Duke Energy Corp. 7.375%	03/01/10	143,012
110,000 FPL Group Capital, Inc. 6.125%	05/15/07	110,198
50,000 MidAmerican Energy Holdings 3.500%	05/15/08	48,752
75,000 Ohio Power Co. 4.850%	01/15/14	71,944
75,000 Pacific Gas & Electric 4.200%	03/01/11	71,809
125,000 Pepco Holdings, Inc. 6.450%	08/15/12	129,596
38,000 Progress Energy, Inc. 7.100%	03/01/11	40,468
100,000 TXU Energy Co. 7.000%	03/15/13	104,636
105,000 Wisconsin Electric Power 3.500%	12/01/07	103,280
		$1,253,889
Energy - 3.3%
150,000 Conoco Funding Co. 6.350%	10/15/11	156,817
75,000 Halliburton Co. 5.500%	10/15/10	74,867
		231,684
Finance - 13.1%
100,000 American General Finance 2.750%	06/15/08	96,525
50,000 Amvescap, Inc. 5.900%	01/15/07	50,005
80,000 Boeing Capital Corp. 6.100%	03/01/11	82,649
30,000 Ford Motor Credit Co. 6.500%	01/25/07	30,005
25,000 Ford Motor Credit Co. 3.750%	04/20/07	24,628
160,000 General Electric Capital Corp. 8.625%	06/15/08	167,125
125,000 Household Finance Corp. 7.875%	03/01/07	125,475
50,000 JPMorgan Chase & Co. 7.250%	06/01/07	50,312
25,000 MGIC Investment Corp. 6.000%	03/15/07	25,020
80,000 National Rural Utilities 4.375%	10/01/10	77,635
131,750 Pemex Finance Ltd. 9.030%	02/15/11	140,318
65,000 SLM Corp. 5.375%	01/15/13	64,807
		934,504

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Intermediate Bond Fund (Cont’d)
CORPORATE BONDS - 70.1%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

Insurance - 5.2%
172,000 GE Global Insurance Holdings 7.500%	06/15/10	$ 183,555
175,000 Reinsurance Group of America 6.750%	12/15/11	183,695
		367,250
Mortgage/Asset Backed - 4.2%
180,000 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/19/30	182,086
125,000 Morgan Stanley Capital I Trust 4.660%	09/13/45	120,265
		302,351
Regional Malls - 1.0%
65,000 Simon Property Group LP 7.000%	07/15/09	67,385

Retail - 1.7%
90,000 J.C. Penney Corp, Inc. 8.125%	04/01/27	92,543
25,000 May Department Stores Co. 7.625%	08/15/13	27,114
		119,657
Special Purpose - 2.6%
184,400 Trains - BBB - 5-2002 6.554% (b)	08/15/08	184,715

Telephone - 7.4%
95,000 AT&T Corp. 7.750%	03/01/07	95,297
125,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	135,354
135,000 France Telecom 7.750%	03/01/11	147,052
150,000 Verizon Pennsylvania 5.650%	11/15/11	150,531
		528,234

Tires - 0.5%
35,000 Goodyear Tire & Rubber 8.500% (b)	03/15/07	35,044

Transportation - 1.0%
70,000 Burlington Northern Santa Fe Corp. 6.125%	03/15/09	71,105
		________
TOTAL CORPORATE BONDS		4,987,155
(Cost $5,023,810) (a)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Intermediate Bond Fund (Cont’d)
U.S. GOVERNMENT AGENCIES - 15.0%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

100,000 Federal Home Loan Bank 5.700%	06/30/10	$ 100,623
300,000 Federal National Mortgage Assoc. 6.000%	12/27/16	298,635
50,000 Federal National Mortgage Assoc. 4.000%	02/07/13	49,072
600,000 Private Export Funding 5.685%	05/15/12	619,106
		________
Total U.S. Government Agencies		1,067,436
(Cost $1,084,199) (a)

TREASURY NOTES - 10.6%
PRINCIPAL AMOUNT
240,000 U.S. Treasury Note 5.125%	05/15/16	247,209
505,000 U.S. Treasury Note 4.750%	05/15/14	506,302
		________
Total Treasury Notes		753,511
(Cost $737,384) (a)

MUNICIPAL BOND - 1.4%
PRINCIPAL AMOUNT
100,000 Kronewetter Wisconsin Redevelopment Authority 6.375%	06/01/08	100,693
		________
Total Municipal Bond		100,693
(Cost $101,035) (a)

VARIABLE RATE DEMAND NOTES - 1.0%
PRINCIPAL AMOUNT
74,200 Wisconsin Corp. Central Credit Union - 5.020%**		74,200
		________
Total Variable Rate Demand Notes		74,200
(Cost $74,200) (a)
		________
Total Investments - 98.1%		6,982,995
(Cost $7,020,628) (a)

Other Net Assets Less Liabilities - 1.9%		130,587
		_________
Net Assets - 100%		$7,113,582

(a) Cost for tax purposes is $7,056,651; the aggregate gross unrealized appreciation for tax purposes is $37,418 and aggregate gross unrealized depreciation for tax purposes is $111,360, resulting in net unrealized depreciation for tax purposes of $73,942.   The difference between book

basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended.

This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

** Rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2006
Monetta Government Money Market Fund
FEDERAL FARM CREDIT BANK - 9.1% PRINCIPAL AMOUNT	VALUE
590,000 5.120%, Due 03/20/07	$583,455

FEDERAL HOME LOAN BANK - 22.5%
PRINCIPAL AMOUNT
620,000 5.130%, Due 02/28/07	614,876
200,000 5.100%, Due 01/04/07	199,915
450,000 5.130%, Due 03/14/07	445,383
175,000 5.110%, Due 03/30/07	172,814
1,432,988

FEDERAL NATIONAL MORTGAGE ASSOC. - 41.1%
PRINCIPAL AMOUNT
570,000 5.155%, Due 02/02/07	567,388
665,000 5.159%, Due 01/24/07	662,808
500,000 5.130%, Due 02/09/07	497,221
200,000 5.160%, Due 03/07/07	198,137
500,000 5.155%, Due 01/17/07	498,855
200,000 5.140%, Due 03/14/07	197,944
2,622,353

FEDERAL HOME LOAN MORTGAGE CORP. - 27.4%
PRINCIPAL AMOUNT
445,000 5.120%, Due 01/09/07	444,493
645,000 5.140%, Due 02/20/07	640,395
670,000 5.157%, Due 01/30/07	667,217
1,752,105
_________
Total Investments - 100.1%	6,390,901
(Cost $6,390,901) (a)

Other Net Assets Less Liabilities - (0.1%)	(8,158)
_________
Net Assets - 100%	$6,382,743

(a) Cost is identical for book and tax purposes.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		December 31, 2006

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
Assets:
Investments at market value, except for the Government Money Market Fund which is at amortized cost (cost: $50,753; $382; $4,842; $2,949; $7,021; $6,391)
	$55,800	$380	$6,057	$3,356	$6,983	$6,391
Investments in affiliated money market funds (Note 2)	2,003	0	0	0	0	0
Cash	0	(a)	(a)	0	3	10
Receivables:
Interest and dividends	98	1	2	20	84	0
Investments sold	386	0	0	0	97	0
Other assets	4	45	7	1	8	16
Total Assets	58,291	426	6,066	3,377	7,175	6,417
Liabilities:
Payables:
Custodian bank	18	0	0	(a)	0	0
Investment advisory fees (Note 2)	47	(a)	4	1	2	0
Distribution and service charges payable	0	(a)	5	4	5	0
Investments purchased	1,387	34	0	0	36	0
Fund shares redeemed	23	0	0	0	0	0
Income distribution payable	0	0	0	0	0	24
Payable to the Adviser	0	36	0	0	0	0
Accrued expenses	92	9	20	18	18	10
Total Liabilities	1,567	79	29	23	61	34
Net Assets	56,724	347	6,037	3,354	7,114	6,383

Analysis of net assets:
Paid in capital (b)	61,263	349	9,744	4,465	7,220	6,383
Accumulated undistributed net investment income (loss)	0	(a)	0	0	0	0
Accumulated undistributed net realized gain (loss)	(11,589)	0	(4,922)	(1,518)	(68)	0
Net unrealized appreciation on investments	7,050	(2)	1,215	407	(38)	0
Net Assets	$56,724	$347	$6,037	$3,354	$7,114	$6,383

Shares of capital stock	4,400
Shares of beneficial interest issued outstanding		35	722	289	718	6,383
Net asset value, offering price and redemption price per share	$12.89	$9.94	$8.36	$11.60	$9.91	$1.00

(a) Rounds to less than $1,000.

(b) Monetta Fund - $44 of $.01 par value and $61,219 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Year Ended December 31, 2006
	Monetta Fund	Young Investor Fund 12/12/2006 to 12/31/2006	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
Investment income and expenses:
Investment income:
Interest	$124	$(a)	$11	$64	$381	$178
Dividend	554	1	36	40	0	0
Total investment Income	678	1	47	104	381	178

Expenses:
Investment advisory fee (Note 2)	552	(a)	49	14	27	9
Distribution expense (Note 6)	0	(a)	16	9	19	3
Accounting expense	30	0	6	3	3	1
Admin/Compliance expense	30	0	6	3	3	1
Custodial fees and bank cash management fee	21	(a)	5	2	2	1
State registration	20	1	14	15	13	5
Transfer and shareholder servicing agent fee	182	3	22	20	21	15
Audit/Tax	32	6	11	11	11	11
Legal	54	1	7	4	8	4
Printing	27	(a)	3	2	2	1
Other	10	0	1	1	1	(a)
Total expenses	958	11	140	84	110	51
Expenses waived/reimbursed	0	(11)	0	0	0	(33)
Expenses net of waived/reimbursed Expenses	958	(a)	140	84	110	18
Net investment income (loss)	(280)	1	(93)	20	271	160
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	103,046	0	9,790	1,483	3,992	19,631
Cost of securities sold	98,525	0	9,448	1,380	4,031	19,631
Net realized gain (loss) on investments	4,521	0	342	103	(39)	0
Gains from class action lawsuits	9	0	6	3	3	0
Total net realized gain (loss) on investments	4,530	0	348	106	(36)	0
Net unrealized appreciation (depreciation) on investments:
Beginning of year	7,018	0	1,153	335	(63)	0
End of year	7,050	(2)	1,215	407	(38)	0
Net change in net unrealized appreciation (depreciation) on investments during the year	32	(2)	62	72	25	0
Net realized and unrealized gain (loss) on investments	4,562	(2)	410	178	(11)	0
Net increase (decrease) in net assets from operations	$4,282	$(1)	$317	$198	$260	$160

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For The Year Ended December 31, 2006

	Monetta Fund		Young Investor Fund	Mid-Cap Equity Fund
			12/12/2006 to
	2006	2005	12/31/2006	2006	2005
From investment activities:

Operations:
Net investment income (loss)	$(280)	$(276)	$1	$(93)	$(88)
Net realized gain on investments	4,530	6,652	0	348	812
Net change in net unrealized appreciation (depreciation) on investments during the period	32	1,790	(2)	62	44
Net increase (decrease) in net assets from operations	4,282	8,166	(1)	317	768
Distribution from net investment income	0	0	(1)	0	0
Distribution from net realized gains	0	0	0	0	0
Increase (decrease) in net assets from investment activities	4,282	8,166	(2)	317	768
From capital transactions (Note 4):
Proceeds from shares sold	1,272	1,320	348	256	393
Net asset value of shares issued through dividend reinvestment	0	0	1	0	0
Cost of shares redeemed	(8,155)	(8,347)	0	(1,499)	(1,494)
Increase (decrease) in net assets from capital transactions	(6,883)	(7,027)	349	(1,193)	(1,101)
Total increase (decrease) in net assets	(2,601)	1,139	347	(876)	(333)
Net assets at beginning of year	59,325	58,186	0	6,913	7,246
Net assets at end of year	$56,724	$59,325	$347	$6,037	$6,913
Accumulated undistributed net investment income	$0	$0	$(a)	$0	$0

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For The Year Ended December 31, 2006

	Balanced Fund		Intermediate Bond Fund		Government Money Market Fund
	2006	2005	2006	2005	2006	2005
From investment activities:

Operations:
Net investment income (loss)	$20	$9	$271	$281	$160	$69
Net realized gain on investments	106	126	(36)	30	0	0
Net change in net unrealized appreciation (depreciation) on investments during the period	72	(28)	25	(211)	0	0
Net increase (decrease) in net assets from operations	198	107	260	100	160	69
Distribution from net investment income	(23)	(9)	(274)	(281)	(160)	(69)
Distribution from net realized gains	0	0	(32)	(7)	0	0
Increase (decrease) in net assets from investment activities	175	98	(46)	(188)	0	0
From capital transactions (Note 4):
Proceeds from shares sold	110	388	727	1,389	4,640	1,674
Net asset value of shares issued through dividend reinvestment	23	8	255	249	132	68
Cost of shares redeemed	(687)	(712)	(2,059)	(2,871)	(1,603)	(1,676)
Increase (decrease) in net assets from capital transactions	(554)	(316)	(1,077)	(1,233)	3,169	66
Total increase (decrease) in net assets	(379)	(218)	(1,123)	(1,421)	3,169	66
Net assets at beginning of year	3,733	3,951	8,237	9,658	3,214	3,148
Net assets at end of year	$3,354	$3,733	$7,114	$8,237	$6,383	$3,214
Accumulated undistributed net investment income	$0	$(a)	$ 0	$(a)	$0	$0

Notes To Financial Statements	December 31, 2006

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing at least 50% of its assets in other funds, including exchange traded funds (ETF’s), seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Select Technology Fund. Liquidated on December 28, 2006 as approved by the Board of Trustees on November 13, 2006.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	December 31, 2006

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2006, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund
2009	$6,612,476	$3,329,005	$1,060,155
2010	$4,973,870	$1,589,213	$458,170
2011
2012		$3,355
2013
2014				$24,178
Total	$11,586,345	$4,921,573	$1,518,325	$24,178

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

(e) Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2006 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $280,314 and $92,772, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

Also, as a result of immaterial distributions in excess of net investment income, the Balanced Fund and the Intermediate Bond Fund permanently reclassified $3,220 and $2,632, respectively, from accumulated undistributed net investment income to accumulated paid-in capital for the year ended December 31, 2006. In addition, due to a reclassification of the character of distributions, the Intermediate Bond Fund permanently reclassified $37 from accumulated undistributed net investment income to accumulated undistributed net realized gains for the year ended December 31, 2006.

Notes To Financial Statements	December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
Undistributed Ordinary Income	___	$50	___	___	___	$23,445
Undistributed Long-Term Capital Gain	___	___	___	___	___	___

The tax character of distributions paid during the calendar year ended December 31, 2006, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
Ordinary Income	___	$864	___	$23,050	$273,759	$136,313
Long-Term Capital Gain	___	___	___	___	$23,025	___

(f) In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007.   SFAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and SFAS 157.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2006, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Monetta Balanced Fund	0.40% of total net assets
Monetta Intermediate Bond Fund	0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived, through December 31, 2006 for the Government Money Market Fund were $8,926 and $3,570, respectively.

Investments for the Monetta Fund, as reported on the Statement of Assets and Liabilities at December 31, 2006, includes $2,003,497 of the Monetta Government Money Market Fund, an affiliated fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004.

Monetta Financial Services, Inc., as of December 31, 2006, owned 2,121 shares or 6.08% of the Young Investor Fund and 11,303 shares or 3.91% of the Balanced Fund.

Notes To Financial Statements	December 31, 2006

3. SUB-ADVISER:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser, for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.  Effective December 1, 2006, the Adviser entered into an interim Sub-Advisory agreement with Belle Haven Investments L.P. to manage the Intermediate Bond Fund. The sub-advisory fees paid to Belle Haven Investments L.P. by the Adviser for net assets in excess of $30 million are 0.10%.

4. CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund (Inception 12/12/06)	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
2005 Beginning Shares	5,599,519		1,017,828	366,933	947,743	3,147,801
Shares sold	121,265		53,284	36,215	138,147	1,673,785
Shares issued upon dividend reinvestment	0		0	802	24,745	68,416
Shares redeemed	(773,984)		(204,379)	(66,167)	(284,337)	(1,675,603)
Net Increase (decrease) in shares outstanding	(652,719)		(151,095)	(29,150)	(121,445)	66,598
2006 Beginning Shares	4,946,800	0	866,733	337,783	826,298	3,214,399
Shares sold	100,358	34,792	30,075	9,717	73,344	4,640,244
Shares issued upon dividend reinvestment	0	86	0	1,987	25,761	131,872
Shares redeemed	(646,996)	0	(174,351)	(60,450)	(207,681)	(1,603,772)
Net increase (decrease) in shares outstanding	(546,638)	34,878	(144,276)	(48,746)	(108,576)	3,168,344
Ending Shares	4,400,162	34,878	722,457	289,037	717,722	6,382,743

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2006, excluding short-term securities, were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$94,704,918	$ 103,045,746
Monetta Young Investor Fund	345,961	0
Monetta Mid-Cap Equity Fund	8,512,868	9,790,409
Monetta Balanced Fund	787,412	1,483,445
Monetta Intermediate Bond Fund	2,836,117	3,992,000

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $49,758 and $125,141; and Intermediate Bond Fund, $1,215,195 and $1,225,337.

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

Notes To Financial Statements	December 31, 2006

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$11.992	$10.391	$10.252	$7.885	$9.296
Net investment income (loss)	(0.060)	(0.053)	0.012	(0.052)	(0.056)
Net realized and unrealized gain (loss) on investments	0.959	1.654	0.139	2.419	(1.355)
Total from investment operations	0.899	1.601	0.151	2.367	(1.411)
Less:
Distributions from net investment income	0.000	0.000	(0.012)	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	(0.012)	0.000	0.000
Net asset value at end of year	$12.891	$11.992	$10.391	$10.252	$7.885
Total return	7.51%	15.40%	1.49%	30.08%	(15.27%)
Ratios to average net assets:
Expenses - Net	1.65%	1.75%	1.43%	1.60%	1.65%
Expenses - Gross (a)	1.65%	1.78%	1.60%	1.81%	1.80%
Net investment income (loss)	(0.48%)	(0.48%)	0.12%	(0.59%)	(0.66%)
Portfolio turnover	157.9%	170.2%	385.8%	427.7%	609.1%
Net assets ($ in thousands)	$56,724	$59,325	$58,186	$64,061	$56,401

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2006

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	12/12/2006 to 12/31/2006 (1)

Net asset value at beginning of period	$10.000
Net inception investment income	0.028
Net realized and unrealized loss on investments	(0.063)
Total from investment operations	(0.035)
Less:
Distributions from net investment income	(0.025)
Distributions from short-term capital gains, net	0.000
Distributions from net realized gains	0.000
Total distributions	(0.025)
Net asset value at end of period	$9.940
Total return	(035%)*
Ratios to average net assets:
Expenses - Net	0.94%**
Expenses - Gross (a)	14.83%**
Net investment income	1.22%**
Portfolio turnover	0%*
Net assets ($ in thousands)	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2006
Mid-Cap Equity Fund
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$7.976	$7.119	$7.100	$4.849	$6.670
Net investment income (loss)	(0.118)	(0.095)	(0.064)	(0.075)	(0.074)
Net realized and unrealized gain (loss) on investments	0.498	0.952	0.083	2.326	(1.747)
Total from investment operations	0.380	0.857	0.019	2.251	(1.821)
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$8.356	$7.976	$7.119	$7.100	$4.849
Total return	4.76%	12.08%	0.28%	46.39%	(27.29%)
Ratios to average net assets:
Expenses - Net	2.16%	2.31%	1.70%	1.78%	1.89%
Expenses - Gross (a)	2.16%	2.34%	1.98%	2.11%	2.12%
Net investment loss	(1.43%)	(1.29%)	(0.97%)	(1.25%)	(1.31%)
Portfolio turnover	130.5%	175.0%	311.1%	315.1%	235.8%
Net assets ($ in thousands)	$6,037	$6,913	$7,246	$8,354	$5,540

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2006
Balanced Fund
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$11.053	$10.767	$10.274	$8.660	$10.282
Net investment income (loss)	0.063	0.025	0.067	0.065	0.129
Net realized and unrealized gain (loss) on investments	0.562	0.285	0.493	1.617	(1.596)
Total from investment operations	0.625	0.310	0.560	1.682	(1.467)
Less:
Distributions from net investment income	(0.075)	(0.024)	(0.067)	(0.068)	(0.155)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.075)	(0.024)	(0.067)	(0.068)	(0.155)
Net asset value at end of year	$11.603	$11.053	$10.767	$10.274	$8.660
Total return	5.67%	2.83%	5.55%	19.45%	(14.28%)
Ratios to average net assets:
Expenses - Net	2.38%	2.61%	1.66%	1.66%	1.57%
Expenses - Gross (a)	2.38%	2.64%	2.07%	2.05%	1.80%
Net investment income	0.56%	0.23%	0.63%	0.69%	1.39%
Portfolio turnover	22.3%	76.5%	148.6%	120.6%	131.1%
Net assets ($ in thousands)	$3,354	$3,733	$3,951	$4,516	$4,318

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2006
Intermediate Bond Fund
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$9.969	$10.190	$10.500	$10.461	$9.993
Net investment income	0.354	0.319	0.324	0.349	0.425
Net realized and unrealized gain (loss) on investments	(0.007)	(0.215)	(0.079)	0.041	0.473
Total from investment operations	0.347	0.104	0.245	0.390	0.898
Less:
Distributions from net investment income	(0.361)	(0.317)	(0.325)	(0.351)	(0.430)
Distributions from net realized gains	(0.044)	(0.008)	(0.230)	0.000	0.000
Total distributions	(0.405)	(0.325)	(0.555)	(0.351)	(0.430)
Net asset value at end of year	$9.911	$9.969	$10.190	$10.500	$10.461
Total return	3.54%	1.05%	2.38%	3.78%	9.24%
Ratios to average net assets:
Expenses - Net	1.45%	1.52%	1.19%	0.81%	0.76%
Expenses - Gross (a)	1.45%	1.52%	1.19%	0.91%	0.84%
Net investment income	3.57%	3.15%	2.98%	3.31%	4.21%
Portfolio turnover	31.9%	18.3%	61.7%	75.7%	163.9%
Net assets ($ in thousands)	$7,114	$8,237	$9,658	$19,051	$26,409

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2006
Government Money Market Fund
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income (loss)	0.047	0.025	0.008	0.006	0.012
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.047	0.025	0.008	0.006	0.012
Less:
Distributions from net investment income	(0.047)	(0.025)	(0.008)	(0.006)	(0.012)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.047)	(0.025)	(0.008)	(0.006)	(0.012)
Net asset value at end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	4.49%	2.54%	0.86%	0.56%	1.25%
Ratios to average net assets:
Expenses – Net (a)	0.51%	0.63%	0.49%	0.56%	0.46%
Expenses - Gross (b)	1.44%	2.04%	1.43%	1.58%	1.24%
Net investment income	4.46%	2.53%	0.85%	0.56%	1.24%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A
Net assets ($ in thousands)	$6,383	$3,214	$3,148	$3,630	$4,075

(a) The net expense ratio is after waived/reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid would be 1.32% and 0.64% for the years ended December 31, 2003 and 2002, respectively. There were no indirect expenses paid for the years ended December 31, 2006, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust’s custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Report of Independent Registered Public Accounting Firm

The Boards of Directors and Trustees and the Shareholders

Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc. and Monetta Trust - comprised of the Young Investor Fund, Mid-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund and Government Money Market Fund, collectively referred to as the "Funds", including the schedules of portfolio investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006 and period ended December 31, 2006, for the Young Investor Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc. and Monetta Trust as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006 and period ended December 31, 2006, for the Young Investor Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 12, 2007

Other Information	December 31, 2006

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust.  As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of the investment advisory agreement (the "Advisory Agreement") with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family.  The Trustees also determine annually whether to approve the continuance of the sub-advisory agreement (the "Ambassador Agreement") with Ambassador Capital Management, LLC ("Ambassador") regarding the Monetta Balanced Fund, Monetta Intermediate Bond Fund, and Monetta Government Money Market Fund.  The Advisory Agreement was originally entered into on December 3, 2001, and requires annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Ambassador Agreement was also originally entered into on December 3, 2001, and requires the annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "15c Questions").

At the November 13, 2006 Board meeting, the Directors and Trustees, including the Independent Directors and Trustees, reviewed the Adviser's responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in the Monetta Family in the past year and over longer periods against a peer group of funds;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each Fund, and the Adviser's and Ambassador's operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser and Ambassador with respect to the Funds.  The Boards reviewed the Advisory and Ambassador Agreements and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards (including material provided at earlier Board meetings during 2006), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser and Ambassador, the profitability of the Adviser, economies of scale, the management fee structures, comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser and Ambassador, total management fees received by the Adviser, the Funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser and Ambassador.

Upon completion of this review, the Independent Directors and the Independent Trustees, each voting separately, and the full Boards unanimously voted to continue the Advisory Agreement with respect to all the Funds of the Monetta Family.  The Independent Trustees voting separately, and the full Board of the Monetta Trust unanimously voted to continue the Ambassador Agreement with respect to the Monetta Balanced Fund and the Monetta Government Money Market Fund1.   Each of the Advisory Agreement and the Ambassador Agreement are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the shareholders, or by the Adviser.

1The Board of Trustees of the Monetta Trust, as discussed in more detail below and in the Definitive Proxy Statement filed on December 29, 2006 with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities and Exchange Act of 1934 , unanimously voted at its November 13, 2006 to hire a new subadviser to the Monetta Intermediate Bond Fund, and approved both an interim and a final investment subadvisory agreement with the proposed new subadviser, Belle Haven Investments, L.P.

REASONS THE BOARDS APPROVED CONTINUATION OF THE ADVISORY AND AMBASSADOR AGREEMENTS

The Boards' determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Boards' decisions to renew the Advisory and Ambassador Agreements.  The Boards noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the management contract.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Boards who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and Trustees and the whole Boards generally considered the following factors:  (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser and Ambassador in relation to the fee paid; (iii) the profitability to the Adviser and Ambassador (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser and Ambassador from managing a Fund (i.e. indirect revenues to the Adviser or Ambassador attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser or Ambassador).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family.  The Boards reviewed past initiatives implemented to cut or control expenses of Funds in the Monetta Trust, including the proposed liquidation of the Trust's Select Technology Fund.  The Boards expressed their concern about the high expense ratios of certain of the smaller Funds in the Monetta Trust, and encouraged the Adviser to continue to pursue appropriate expense reduction strategies or strategic alternatives for the smaller Funds, including arrangements with new subadvisers and marketing initiatives.  The Boards reviewed the net asset values of each Fund.  The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the Advisory Agreement, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust.  The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, Select Technology Fund, and the Young Investor Fund, which at the time was expected to go effective in December 2006) each contained break-points.  Finally, the Board of the Trust noted that while the fee schedules for the Intermediate Bond Fund, Balanced Fund and Government Money Market Fund did not contain break-points, those Funds' fee schedules were lower than the equity funds and it is more common for these types of funds not to contain break-points in their fee schedules.

In their approval of the continuation of the Advisory Agreement, the Boards found that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service.  The Board also noted the positive performance of several of the Funds managed by the Adviser under the Advisory Agreement, and discussed with the Adviser the Adviser's strategy for the continuation of such positive performance.  The Board also found that the break-points in the fee schedules for the Monetta Fund and several of the Funds in the Monetta Trust were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow.  The Board of the Trust also found that the fee structures for the fixed-income Funds covered by the Advisory Agreement (the Intermediate Bond Fund, Balanced Fund, and Government Money Market Fund) were reasonable in light of the nature and type of securities held by those Funds.

The Board of the Trust also reviewed the performance of Ambassador under the Ambassador Agreement for the Intermediate Bond Fund, Government Money Market Fund and the fixed income portion of the Balanced Fund.  The Board noted that any compensation that would be paid to Ambassador in the future would be paid by the Adviser (not the respective Fund) and that under the terms of the Ambassador Agreement Ambassador did not receive any subadvisory fees during the previous year because of the low asset levels of the subadvised Funds.  The Trust's Board reviewed certain gross and net performance information relating to the subadvised Funds, and the impact of the total expenses upon the performance of these Funds.

As with the Advisory Agreement, the Board of the Trust found that the lack of break-points in the fee structure of the Funds covered by the Ambassador Agreement was reasonable in light of the types of Funds they are, as well as the fact that Ambassador does not receive advisory fees from any Fund until the average net assets of that Fund reach $30 million.  Further, the Board determined that since these fees are paid by the Adviser, and not the shareholders of the respective Fund, the shareholders of these Funds will benefit from economies of scale as the Funds grow in size.  Finally, the Board found that the nature, extent, and quality of the services provided by Ambassador, including Ambassador's marketing efforts and abilities, with respect to the Balanced Fund and the Government Money Market Fund was acceptable.  However, the Board also determined that Ambassador lacked the contacts and resources to help the Intermediate Bond Fund attract new investors and grow.  Following this review, the Board of the Trust, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Ambassador Agreement with respect to the fixed-income portion of the Monetta Balanced Fund and the Monetta Government Money Market Fund.  The Board also approved the Adviser's decision to terminate the Ambassador Agreement with respect to the Monetta Intermediate Bond Fund, and approved an Interim Agreement with Belle Haven Investments, L.P. (discussed below).

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)	Monetta Fund: The Monetta Fund's performance and expenses are satisfactory. The Board expressed concern about the quarter-by-quarter volatility of this Fund's performance;
(ii)

Select Technology Fund: This Fund has higher total expenses (primarily due to its low asset levels) and poorer relative performance than the Board believes acceptable.  In view of the Fund's small asset size and high expenses, the Board decided to liquidate and close this Fund as of December 28, 2006;

(iii)	Mid-Cap Equity Fund: The Mid-Cap Fund's expenses and performance are acceptable, though the Board expressed concern about the Fund's third quarter performance;
(iv)

Balanced Fund: This Fund has a higher-than-average expense ratio (primarily due to its low asset levels) than the Board believes acceptable, and lower than average performance, also related to its asset level and bond component.  The Board will review further action at meetings during 2007;

(v)

Intermediate Bond Fund:  The Board was concerned with both the Intermediate Bond Fund's performance and expense ratio under the Ambassador Agreement, and therefore decided to hire another subadviser to the Intermediate Bond Fund (discussed below); and

(vi)	Government Money Market Fund: The Money Market Fund's expenses and performance are acceptable.

THE BELLE HAVEN AGREEMENT

At the November 13, 2006 meeting of the Board of Trustees of the Monetta Trust, the Adviser approached the Trustees with a proposal to hire Belle Haven Investments, L.P. ("Belle Haven") to act as the new subadviser to the Monetta Intermediate Bond Fund, first pursuant to an interim subadvisory agreement (the "Interim Agreement"), and then, if the shareholders of the Intermediate Bond Fund approve, pursuant to a final investment advisory agreement (the "Final Agreement")2.   The Board of the Trust, including all of the Independent Trustees meeting in person and voting separately, unanimously approved both the Interim and Final Agreements at its November 13, 2006 meeting.

The Adviser presented the Board with a draft form of the Interim Agreement between the Adviser and Belle Haven, which did not differ significantly from the Ambassador Agreement previously approved by the shareholders on December 3, 2001, and renewed annually by the Board in conformance with the requirements of the 1940 Act.  The Adviser also presented the Board with a draft form of the Final Agreement between the Adviser and Belle Haven, only differs significantly in terms of the fees to be paid to Belle Haven by the Adviser (discussed below).

2Due to low shareholder response at the first two scheduled shareholders meetings, the Trust adjourned the Special Meeting of Shareholders to February 26, 2007 in order to provide shareholders with additional time to vote their shares.

With respect to each of the Interim and Final Agreements, the Board considered factors such as (i) the nature, extent and quality of services to be provided by Belle Haven under the Interim Agreement and Proposed Agreement; (ii) the performance of the Fund under the Ambassador Agreement, and the performance of Belle Haven's private accounts with similar investment strategies to the Fund; (iii) the cost of the services to be provided and profits to be realized by Belle Haven and its affiliates under the Interim Agreement and Final Agreement; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee schedules under the Interim Agreement and Final Agreement reflect those economies of scale.

The Board was informed that Belle Haven has been a broker / dealer specializing in fixed income securities for over a decade, and that Belle Haven began its discretionary management of fixed income portfolios in 2002.  The Board was also informed that Belle Haven has developed an investment strategy that seeks to capitalize on both the short-term and long-term market inefficiencies associated with the fixed income market, and Belle Haven explained that strategy to the Board.  The Board believes that the Fund will benefit from the Subadviser's experience and time-developed strategies related to investments in fixed income securities and from Belle Haven's experience and relationships developed as a broker / dealer specializing in fixed income securities.  The Board also examined the Fund's recent performance as compared to its benchmark, as well as Belle Haven's track record against its benchmark.  The Board acknowledged that past performance is no guarantee of future results, but recognized that Belle Haven has provided comparatively strong historical returns utilizing its investment strategy, and found that the Fund could benefit from Belle Haven's strategy.

The Board also reviewed the fee schedules for the Fund, which did not change since the Adviser paid all of Ambassador's fees under the Ambassador Agreement as well as Belle Haven's fees under the Interim Agreement, and which will not change under the Final Agreement for the same reason3.  The Board also reviewed Belle Haven's projected profitability under the Final Agreement.  The Board also noted that, despite the increase in fees to be paid to the Fund's subadviser under the Final Agreement, there were no changes in the compensation to be paid to the Adviser or increases in the Fund's expenses under the Interim Agreement or Final Agreement from the Ambassador Agreement.

While neither Ambassador nor Belle Haven received monetary compensation under the Ambassador Agreement or the Interim Agreement, respectively, during fiscal year 2006 (due to the asset level of the Fund), Belle Haven will receive monetary compensation if the Final Agreement is approved by the shareholders.  The Board also noted that the proposed fee schedule contains no "breakpoints" at higher levels.  While this could result in profits to Belle Haven, the Board found that any such profits would not be excessive at the Fund's current or recent asset levels.  If the Fund subsequently grows dramatically in assets and the Board were to determine that Belle Haven's profits under the Proposed Agreement are excessive, the Board would consider modifying the Proposed Agreement to include breakpoints in Belle Haven's fees; however, the Board felt that such breakpoints are unnecessary at the present time given the asset size of the Fund and the fees expected to be earned by Belle Haven.

The Board also discussed Belle Haven's distribution channels, and the possibility of increased marketing of the Fund.  The Board also believed that Belle Haven's relationships and past performance history could result in an increase of the assets under the Fund's management.

The Board concluded that a change in the subadviser to the Fund was in the best interests of the Trust and the shareholders of the Fund.

3Under the Ambassador Agreement, the Adviser annually paid Ambassador 0.10% of the Intermediate Bond Fund's average daily net assets in excess of $30 million.  Under the Final Agreement, the Adviser will annually pay Belle Haven 0.25% of the Intermediate Bond Fund's average daily net assets.

Directors/Trustees		December 31, 2006
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations	Remuneration Paid Jan. to Dec. 2006

Independent (“disinterested”) Directors

John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP Business Banking, Fifth/Third Bank, since Nov. 2006; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking,General Bank Group, from Nov. 1999 through April 2006.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500

Marlene Z. Hodges (1948) Director and Trustee since 2001

Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $2,000 Monetta Trust - $2,000

Mark F. Ogan (1942) Director since 1988 Trustee since 1993	Sr. Vice President & Chief Operating Officer, Rand McNally & Co., since July 2003; President, DuPage Capital Management Ltd., from April 1995 through July 2003.	None	Monetta Fund - $2,500 Monetta Trust - $2,500

Inside (“interested”) Directors[1]

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None

John W. Bakos (1947) Director since 1985 Trustee since 1996	Inventory Manager, Sears Roebuck & Co., since 1969.	None

(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the five funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

This Page Is Intentionally Left Blank

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60187-8133	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the

    Period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of the

        Monetta Trust’s code of ethics that applies to the registrant's principal

        Executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Trust's Board has designated John L. Guy and Mark F. Ogan, each an independent trustee, as its audit committee financial experts. Mr. Guy is a

Senior Vice President of Business Banking for Fifth/Third Bank. Previously, he

served as Executive Director with Wachovia Corp. and as President of Heller Small Business Lending Corp. Mr. Ogan is Senior Vice President and Chief Operating

Officer of Rand McNally & Co. Previously, Mr. Ogan served as President of DuPage

Capital Management Ltd.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Monetta Trust for the fiscal years ended December 31, 2006, and 2005 by the Monetta Trust's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.

FISCAL YEARS ENDED DECEMBER 31,             2006           2005

------------------------------------------------------------------

(a)Audit Fees                             $26,700        $27,800

(b)Audit-Related Fees(1)                        0              0

(c)Tax Fees(2)                             19,000         18,000

(d)All Other Fees(3)                            0              0

                                     -----------------------------

Total                                     $45,700        $45,800

                                     =============================

(1)   Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2)   Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice,

and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3)   All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.

(e)(1) The Monetta Trust's audit committee pre-approves any services to be provided by the principal accountant to the registrant.  In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (1)-(3) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, during the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Trust's principal accountant for services rendered to the Monetta Trust for each of the Monetta Trust's last two fiscal years ended December 31, 2006 and 2005 were $19,000 and $18,000, respectively.

In addition to audit and non-audit fees billed to the Monetta Trust by the principal accountant as reported above, the Monetta Fund, as part of the

Monetta Family of Funds, was billed for services as follows - (i) audit fees of $27,300 and $22,600 for fiscal 2006 and 2005, respectively; (ii) tax services of $8,000 and $7,500 for fiscal 2006 and 2005, respectively.  There were no other fees billed, other than for audit and tax services, for fiscal 2006 and

2005, respectively.

No services were provided to the investment adviser, or any other entity controlling, controlled by, or under common control of the investment adviser that provides ongoing services to the Monetta Trust for each of its last two fiscal years, by the Trust's principal accountant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and

Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 and the Investment Company Act of 1940: (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded,

processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over

Financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940 (17 CFR 270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect,

the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)   EX-99.CODE ETH - Code of Ethics

 (a)(2)   EX-99.CERT - Section 302 Certification

          CERTIFICATIONS

    EX-99.906 CERT - Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        March 9, 2007